Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Net income:	$ 67,239	$ 72,876	$ 81,702
Other comprehensive income:
Unrealized gain on cash flow hedges, net (Notes 18 and 20)	5,456	13,392	29,065
Net Settlements On Interest Rate Swaps Qualifying for Cash Flow Hedge	(11)		0
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 20)	63	63	84
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Prepaid lease rentals (Note 11)			1,076
Other comprehensive income for the year	5,508	13,455	30,225
Total comprehensive income for the year	$ 72,747	$ 86,331	$ 111,927